Bank of South Carolina Corporation 10-Q

Exhibit 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO 18 USC 1350 (Section 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, Fleetwood S. Hassell, President/Chief Executive Officer of Bank of South Carolina Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.	the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2013 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (U.S.C. 78m or 78o(d)); and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 8, 2013

	BY:	/s/Fleetwood S. Hassell
Fleetwood S. Hassell
President/Chief Executive Officer

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